SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported): May 20, 2003

VERTIS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-97721	13-3768322
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 West Pratt Street Baltimore, Maryland		21201
(Address of Principal Executive Offices)		(Zip Code)

(410) 528-9800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.                  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                         Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press Release, dated May 19, 2003, issued by Vertis, Inc.

Item 9. Regulation FD Disclosure

On May 19, 2003, Vertis, Inc. announced earnings expectations for the second quarter and full year 2003.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.

	By:	/s/ John V. Howard, Jr.
Name: John V. Howard, Jr.
Title: Senior Vice President—General Counsel

Date: May 20, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 19, 2003, issued by Vertis, Inc.